Exhibit 99.2

ANNUAL SUPPLEMENTAL DATA

As of December 31, 2025

FORWARD-LOOKING STATEMENTS

Statements in this annual supplemental data that are not strictly historical are “forward-looking” statements. These statements generally are characterized by the use of terms such as "believe," "expect," "intend," "may," "estimated," or other similar words or expressions. Forward-looking statements involve known and unknown risks, which may cause NNN REIT, Inc.’s (“NNN” or the “Company”) actual future results to differ materially from expected results. These risks include, among others, general economic conditions, including inflation, local real estate conditions, changes in interest rates, increases in operating costs, the preferences and financial condition of the Company's tenants, the availability of capital, risks related to the Company's status as a real estate investment trust ("REIT") and the potential impacts of an epidemic or pandemic on the Company's business operations, financial results and financial position and on the world economy. Additional information concerning these and other factors that could cause actual results to differ materially from these forward-looking statements is contained from time to time in the Company’s Securities and Exchange Commission (the “Commission”) filings, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Copies of each filing may be obtained from the Company or the Commission. Such forward-looking statements should be regarded solely as reflections of the Company’s current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this annual supplemental data. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

BALANCE SHEET SUMMARY

(dollars in thousands)

(unaudited)

	December 31, 2025	December 31, 2024
Assets:
Real estate portfolio, net of accumulated depreciation and amortization	$9,239,542	$8,746,168
Cash and cash equivalents	5,046	8,731
Restricted cash and cash held in escrow	776	331
Receivables, net of allowance of $609 and $617, respectively	3,470	2,975
Accrued rental income, net of allowance of $3,393 and $4,156, respectively	34,914	34,005
Debt costs, net of accumulated amortization of $29,930 and $27,002, respectively	8,645	8,958
Other assets	86,962	71,560
Total assets	$9,379,355	$8,872,728

Liabilities:
Line of credit payable	$348,100	$—
Notes payable, net of unamortized discount and unamortized debt costs	4,472,324	4,373,803
Accrued interest payable	40,557	29,699
Other liabilities	110,072	106,951
Total liabilities	4,971,053	4,510,453

Total equity	4,408,302	4,362,275

Total liabilities and equity	$9,379,355	$8,872,728

Common shares outstanding	189,937,404	187,540,929

INCOME STATEMENT SUMMARY

(dollars in thousands, except per share data)

(unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Revenues:
Rental income	$237,535	$218,348	$924,380	$867,468
Interest and other income from real estate transactions	863	134	1,833	1,798
	238,398	218,482	926,213	869,266
Operating expenses:
General and administrative	11,642	8,705	46,923	44,287
Real estate	10,040	11,142	37,381	32,317
Depreciation and amortization	68,221	63,194	268,439	249,681
Leasing transaction costs	151	24	486	99
Impairment losses – real estate, net of recoveries	15,360	3,724	28,602	6,632
Retirement and severance costs	62	42	3,116	668
	105,476	86,831	384,947	333,684
Gain on disposition of real estate	15,639	12,083	48,220	42,290
Earnings from operations	148,561	143,734	589,486	577,872
Other expenses (revenues):
Interest and other income	(962)	(1,040)	(4,246)	(2,980)
Interest expense	53,572	46,880	203,955	184,017
	52,610	45,840	199,709	181,037
Net earnings	$95,951	$97,894	$389,777	$396,835

Weighted average shares outstanding:
Basic	188,832,131	186,449,345	187,611,451	183,688,562
Diluted	189,237,718	186,833,150	187,986,798	184,043,841

Net earnings per share:
Basic	$0.51	$0.52	$2.07	$2.16
Diluted	$0.51	$0.52	$2.07	$2.15

FUNDS FROM OPERATIONS ("FFO")(1)

(dollars in thousands, except per share data)

(unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Net earnings	$95,951	$97,894	$389,777	$396,835
Real estate depreciation and amortization	68,125	63,154	268,223	249,324
Gain on disposition of real estate	(15,639)	(12,083)	(48,220)	(42,290)
Impairment losses – depreciable real estate, net of recoveries	15,360	3,724	28,602	6,632
Total FFO adjustments	67,846	54,795	248,605	213,666
FFO	$163,797	$152,689	$638,382	$610,501

FFO per share:
Basic	$0.87	$0.82	$3.40	$3.32
Diluted	$0.87	$0.82	$3.40	$3.32

(1)

FFO is a non-GAAP financial measure. Please reference the Company’s earnings press release (included as Exhibit 99.1) for the quarter and year ended December 31, 2025 for the Company's definition and explanation of how the Company utilizes this metric.

CORE FUNDS FROM OPERATIONS ("Core FFO")(1)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Net earnings	$95,951	$97,894	$389,777	$396,835
Total FFO adjustments	67,846	54,795	248,605	213,666
FFO	163,797	152,689	638,382	610,501

Retirement and severance costs	62	42	3,116	668
Total Core FFO adjustments	62	42	3,116	668
Core FFO	$163,859	$152,731	$641,498	$611,169

Core FFO per share:
Basic	$0.87	$0.82	$3.42	$3.33
Diluted	$0.87	$0.82	$3.41	$3.32

(1)

Core FFO is a non-GAAP financial measure. Please reference the Company’s earnings press release (included as Exhibit 99.1) for the quarter and year ended December 31, 2025 for the Company's definition and explanation of how the Company utilizes this metric.

ADJUSTED FUNDS FROM OPERATIONS ("AFFO")(1)

(dollars in thousands, except per share data)

(unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Net earnings	$95,951	$97,894	$389,777	$396,835
Total FFO adjustments	67,846	54,795	248,605	213,666
Total Core FFO adjustments	62	42	3,116	668
Core FFO	163,859	152,731	641,498	611,169

Straight-line accrued rent, net of reserves	(1,206)	(302)	(1,921)	(294)
Net capital lease rent adjustment	49	58	233	222
Below-market rent amortization	(117)	(144)	(1,898)	(495)
Stock based compensation expense	2,831	2,775	12,025	11,816
Capitalized interest expense	(439)	(1,061)	(2,359)	(5,805)
Total AFFO adjustments	1,118	1,326	6,080	5,444
AFFO	$164,977	$154,057	$647,578	$616,613

AFFO per share:
Basic	$0.87	$0.83	$3.45	$3.36
Diluted	$0.87	$0.82	$3.44	$3.35

(1)

AFFO is a non-GAAP financial measure. Please reference the Company’s earnings press release (included as Exhibit 99.1) for the quarter and year ended December 31, 2025 for the Company's definition and explanation of how the Company utilizes this metric.

OTHER INFORMATION

(dollars in thousands)

(unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Rental income from operating leases(1)(2)	$231,546	$212,565	$902,369	$846,653
Earned income from direct financing leases(1)	$87	$115	$424	$468
Percentage rent(1)	$168	$189	$1,549	$1,536

Real estate expenses reimbursed from tenants(1)	$5,734	$5,479	$20,038	$18,811
Real estate expenses	(10,040)	(11,142)	(37,381)	(32,317)
Real estate expenses, net of tenant reimbursements	$(4,306)	$(5,663)	$(17,343)	$(13,506)

Amortization of debt costs	$1,644	$1,455	$6,218	$5,993
Non-real estate depreciation expense	$99	$43	$229	$370

(1)

For the quarters ended December 31, 2025 and 2024, the aggregate of such amounts is $237,535 and $218,348, respectively, and $924,380 and $867,468, for the year ended December 31, 2025 and 2024, respectively, and is classified as rental income on the income statement summary.

(2)	Includes lease termination fees of $243 and $1,234 for the quarters ended December 31, 2025 and 2024, respectively, and $11,363 and $11,386 for the year ended December 31, 2025 and 2024, respectively.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE ("EBITDAre")(1)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2025	2024	2025	2024
Net earnings	$95,951	$97,894	$389,777	$396,835
Interest expense	53,572	46,880	203,955	184,017
Depreciation and amortization	68,221	63,194	268,439	249,681
Gain on disposition of real estate	(15,639)	(12,083)	(48,220)	(42,290)
Impairment losses – real estate, net of recoveries	15,360	3,724	28,602	6,632
EBITDAre	$217,465	$199,609	$842,553	$794,875

(1)

EBITDAre is non-GAAP financial measure. Please reference the Company’s earnings press release (included as Exhibit 99.1) for the quarter and year ended December 31, 2025 for the Company's definition and explanation of how the Company utilizes this metric.

DEBT SUMMARY

As of December 31, 2025
(dollars in thousands)
(unaudited)

Unsecured Debt	Principal	Principal, Net of Unamortized Discount	Stated Rate	Effective Rate	Maturity Date
Line of credit payable	$348,100	$348,100	SOFR + 77.5bps	4.435%	April 2028

Term loan payable(1)	—	—	SOFR + 85 bps	—	February 2029

Notes payable:
2026	350,000	349,566	3.600%	3.733%	December 2026
2027	400,000	399,667	3.500%	3.548%	October 2027
2028	400,000	399,081	4.300%	4.388%	October 2028
2030	400,000	399,413	2.500%	2.536%	April 2030
2031	500,000	496,224	4.600%	4.766%	February 2031
2033	500,000	490,514	5.600%	5.905%	October 2033
2034	500,000	494,598	5.500%	5.662%	June 2034
2048	300,000	296,305	4.800%	4.890%	October 2048
2050	300,000	294,703	3.100%	3.205%	April 2050
2051	450,000	442,410	3.500%	3.602%	April 2051
2052	450,000	440,513	3.000%	3.118%	April 2052
Total	4,550,000	4,502,994

Total unsecured debt(2)	$4,898,100	$4,851,094

Debt costs		$(44,420)
Accumulated amortization		13,750
Debt costs, net of accumulated amortization		(30,670)
Notes payable, net of unamortized discount and unamortized debt costs		$4,472,324

(1)	On January 15, 2026, the Company drew $200 million on the Term Loan and previously entered into swaps with a notional value of $200 million that fix SOFR at 3.22% through January 15, 2029.
(2)	Unsecured debt has a weighted average interest rate of 4.2% and a weighted average maturity of 10.8 years.

CAPITAL STRUCTURE

As of December 31, 2025 As a percentage of total capital ($12,425.3 million) • Gross Debt – $4,898.1 million • Equity Market Value – $7,527.2 million

CREDIT METRICS (1)

Ratings: Moody's Baa1; S&P BBB+

	2021	2022	2023	2024	2025
Gross Debt / Gross Assets	41.3%	40.5%	42.1%	40.7%	42.1%
Gross Debt + Preferred / Gross Assets	41.3%	40.5%	42.1%	40.7%	42.1%
Net Debt / EBITDAre (last quarter annualized)	5.4x	5.5x	5.7x	5.6x	5.6x
Net Debt + Preferred / EBITDAre (last quarter annualized)	5.4x	5.5x	5.7x	5.6x	5.6x
EBITDAre / Interest expense (cash)	4.6x	4.7x	4.5x	4.2x	4.1x
EBITDAre / Fixed charges (cash)	4.1x	4.7x	4.5x	4.2x	4.1x

(1)

Gross Debt, Gross Assets, Net Debt and EBITDAre are non-GAAP financial measures. Please reference the Company’s earnings press release (included as Exhibit 99.1) for the quarter and year ended December 31, 2025 for the Company's definition and explanation of how the Company utilizes these metrics.

CREDIT FACILITY, TERM LOAN AND NOTES COVENANTS

The following is a summary of key financial covenants for the Company's unsecured credit facility, term loan and notes, as defined and calculated per the terms of the agreements and indentures governing such debt, respectively, which are included in the Company's filings with the Commission. These calculations, which are not based on GAAP measurements, are presented to investors to show that as of December 31, 2025, the Company believes it is in compliance with the covenants.

Key Covenants	Required	December 31, 2025
Unsecured Bank Credit Facility and Term Loan:
Maximum leverage ratio	< 0.60x	0.38x
Minimum fixed charge coverage ratio	> 1.50x	4.14x
Maximum secured indebtedness ratio	< 0.40x	—
Unencumbered asset value ratio	> 1.67x	2.65x
Unencumbered interest ratio	> 1.75x	4.04x
Unsecured Notes:
Limitation on incurrence of total debt	≤ 60%	41%
Limitation on incurrence of secured debt	≤ 40%	—
Debt service coverage ratio	≥ 1.5x	4.1x
Maintenance of total unencumbered assets	≥ 150%	241%

LONG-TERM DIVIDEND HISTORY

36 Consecutive Years of Dividend Increases
(Third longest of all publicly traded REITs)
Dividends Paid Per Share
$2.40
$2.35
$2.30
$2.25
$2.20
$2.15
$2.10
$2.05
$2.00
$1.95
$1.90
$1.85
$1.80
$1.75
$1.70
$1.65
$1.60
$1.55
$1.50
$1.45
$1.40
$1.35
$1.30
$1.25
$1.20
$1.15
$1.10
$1.05
$1.00
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

PROPERTY ACQUISITIONS

(dollars in thousands)	Year Ended December 31,
	2025	2024
Total dollars invested(1)	$931,017	$565,416
Number of properties	239	75
Gross leasable area (square feet)(2)	4,193,000	1,486,000
Weighted average cap rate (3)	7.4%	7.7%
Weighted average lease term (years)	17.6	18.5

(1)	Includes dollars invested in projects under construction or tenant improvements for each respective year.
(2)	Includes additional square footage from completed construction on existing properties.
(3)	Calculated as the initial cash annual base rent divided by the total purchase price of the properties.

PROPERTY DISPOSITIONS

(dollars in thousands)	Year Ended December 31,
	2025			2024
	Occupied	Vacant	Total	Occupied	Vacant	Total
Number of properties	49	67	116	27	14	41
Gross leasable area (square feet)	420,000	659,000	1,079,000	640,000	209,000	849,000
Acquisition costs	$77,535	$149,891	$227,426	$117,556	$30,276	$147,832
Net book value	$56,668	$85,586	$142,254	$84,212	$22,294	$106,506
Net sale proceeds	$90,738	$99,736	$190,474	$115,923	$32,735	$148,658
Weighted average cap rate(1)	6.4%	—	6.4%	7.3%	—	7.3%

(1)	Calculated as the cash annual base rent divided by the total gross proceeds received for the occupied properties.

PROPERTY PORTFOLIO

(dollars in thousands)	December 31, 2025	September 30, 2025	December 31, 2024
Number of properties	3,692	3,697	3,568
Total gross leasable area (square feet)	39,578,000	39,209,000	36,557,000
Occupancy rate	98.3%	97.5%	98.5%
Weighted average remaining lease term (years)	10.2	10.1	9.9
ABR(1)	$928,081	$912,218	$860,562

(1)

Annualized Base Rent (“ABR”) is non-GAAP financial measure. Please reference the Company’s earnings press release (included as Exhibit 99.1) for the quarter and year ended December 31, 2025 for the Company's definition and explanation of how the Company utilizes this metric.

LEASE EXPIRATIONS(1)

	# of Properties	Gross Leasable Area(2)	% of ABR		# of Properties	Gross Leasable Area(2)	% of ABR
2026	117	1,019,000	2.1%	2032	188	1,840,000	4.9%
2027	203	2,714,000	6.3%	2033	134	1,401,000	4.3%
2028	221	1,970,000	4.9%	2034	194	2,838,000	5.9%
2029	137	2,043,000	4.2%	2035	135	1,794,000	4.2%
2030	184	2,417,000	4.7%	Thereafter	1,853	17,833,000	50.6%
2031	261	3,086,000	7.9%

(1)	As of December 31, 2025, the weighted average remaining lease term is 10.2 years.
(2)	Square feet.

TOP 20 LINES OF TRADE

As of December 31, 2025

	Lines of Trade	# of Tenants	# of Properties	% of ABR
1.	Automotive service	48	740	18.6%
2.	Convenience stores	30	685	16.3%
3.	Restaurants – limited service	61	620	7.9%
4.	Entertainment	8	97	7.2%
5.	Dealerships	20	111	6.6%
6.	Restaurants – full service	72	333	6.4%
7.	Health and fitness	8	37	3.9%
8.	Theaters	5	33	3.7%
9.	Automotive parts	7	143	3.2%
10.	Equipment rental	4	105	3.1%
11.	Wholesale clubs	1	13	2.3%
12.	Drug stores	3	60	2.0%
13.	Home improvement	10	49	1.9%
14.	Medical service providers	29	87	1.8%
15.	Pet supplies and services	12	59	1.7%
16.	Early childhood education	6	61	1.4%
17.	Discount retail	7	67	1.4%
18.	Furniture	14	43	1.2%
19.	Travel plazas	4	24	1.2%
20.	Consumer electronics	1	16	1.1%
	Other	85	309	7.1%
	Total		3,692	100.0%

TOP 20 STATES

As of December 31, 2025

	State	# of Tenants	# of Properties	% of ABR
1.	Texas	99	594	18.4%
2.	Florida	98	270	8.7%
3.	Illinois	51	179	5.1%
4.	Georgia	64	172	4.5%
5.	Ohio	71	215	4.2%
6.	Michigan	31	136	3.8%
7.	Indiana	44	165	3.7%
8.	Tennessee	46	156	3.7%
9.	Arizona	35	86	3.5%
10.	North Carolina	46	158	3.5%
11.	Virginia	45	119	3.3%
12.	Alabama	38	155	2.9%
13.	California	26	71	2.9%
14.	Pennsylvania	39	87	2.3%
15.	New Jersey	20	33	2.3%
16.	Missouri	33	102	2.2%
17.	Colorado	27	46	2.0%
18.	Maryland	19	50	2.0%
19.	South Carolina	29	80	2.0%
20.	Louisiana	30	65	1.8%
	Other	166	753	17.2%
	Total		3,692	100.0%

TOP 20 METROPOLITAN STATISTICAL AREAS

As of December 31, 2025

	MSA	# of Tenants	# of Properties	% of ABR
1.	Dallas-Fort Worth-Arlington, TX	53	115	4.4%
2.	Chicago-Naperville-Elgin, IL-IN-WI	44	116	3.7%
3.	Atlanta-Sandy Springs-Alpharetta, GA	48	103	3.2%
4.	Phoenix-Mesa-Chandler, AZ	26	52	2.4%
5.	Houston-The Woodlands-Sugar Land, TX	31	72	2.3%
6.	Washington-Arlington-Alexandria, DC-VA-MD-WV	20	36	1.9%
7.	Detroit-Warren-Dearborn, MI	18	54	1.8%
8.	Tampa-St. Petersburg-Clearwater, FL	28	53	1.8%
9.	Orlando-Kissimmee-Sanford, FL	31	36	1.7%
10.	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	18	30	1.6%
11.	Charlotte-Concord-Gastonia, NC-SC	24	57	1.4%
12.	Austin-Round Rock-Georgetown, TX	17	40	1.3%
13.	New York-Newark-Jersey City, NY-NJ-PA	17	33	1.3%
14.	Denver-Aurora-Lakewood, CO	16	21	1.3%
15.	Indianapolis-Carmel-Anderson, IN	22	65	1.3%
16.	San Antonio-New Braunfels, TX	14	42	1.3%
17.	St. Louis, MO-IL	23	52	1.2%
18.	Miami-Fort Lauderdale-Pompano Beach, FL	20	30	1.2%
19.	Memphis, TN-MS-AR	23	40	1.1%
20.	Midland, TX	6	23	1.1%
	Other	329	2,622	62.7%
	Total		3,692	100.0%

TOP 20 TENANTS

As of December 31, 2025

Creditworthy Tenants

▪
13.4% of ABR is from tenants with investment grade rated debt
▪
63.1% of ABR is from tenants that are publicly traded and/or have rated debt
▪
Top 20 tenants (46.0% of ABR) operate an average of 1,710 stores each

Top 20 Tenants

	Tenant	Primary Line of Trade	# of Properties	% of ABR
1.	7-Eleven	Convenience stores	145	4.3%
2.	Mister Car Wash	Automotive service	120	3.8%
3.	Dave & Buster's	Entertainment	34	3.6%
4.	Camping World	Dealerships	46	3.5%
5.	Kent Distributors	Convenience stores	64	2.6%
6.	Flynn Restaurant Group	Restaurants - limited service	204	2.5%
7.	GPM Investments	Convenience stores	143	2.5%
8.	AMC Theatres	Theaters	20	2.4%
9.	BJ's Wholesale Club	Wholesale clubs	13	2.3%
10.	LA Fitness	Health and fitness	25	2.2%
11.	Mavis Tire Express Services	Automotive service	140	2.1%
12.	Couche-Tard	Convenience stores	92	2.0%
13.	Chuck E. Cheese	Entertainment	51	1.7%
14.	Walgreens	Drug stores	49	1.7%
15.	Sunoco	Convenience stores	53	1.7%
16.	United Rentals	Equipment rental	49	1.6%
17.	Casey's General Stores	Convenience stores	62	1.6%
18.	Tidal Wave Auto Spa	Automotive service	35	1.4%
19.	Super Star Car Wash	Automotive service	33	1.3%
20.	BMW Kar Wash LLC	Automotive service	40	1.2%
	Other		2,274	54.0%
	Total		3,692	100.0%

SAME STORE RENTAL INCOME

(dollars in thousands)

Properties (Cash Basis) (1)
Number of properties	3,306
Year ended December 31, 2025	$788,987
Year ended December 31, 2024	$786,167
Change (in dollars)	$2,820
Change (percent) (2)	0.4%

(1)	Includes all properties owned for current and prior year period excluding any properties under development or re-development.
(2)	Excluding impact of Frisch's Restaurants and Badcock Furniture bankruptcy, change would have been 1.1%

LEASING DATA

(dollars in thousands)

Year Ended December 31, 2025	Renewals With Same Tenant(1)	Vacancy Re-Lease To New Tenant	Releasing Totals
Number of leases	187	26	213
New cash rents	$44,752	$5,056	$49,808
Prior cash rents	$42,265	$4,670	$46,935	(2)
Recovery rate	105.9%	108.3%	106.1%
Tenant improvements	$8,050	$8,372	$16,422

(1)	Long-term renewal rate for the period of 2011 through 2025 was 84.1%.
(2)	Represents 5.1% of total ABR as of December 31, 2025.

OTHER PROPERTY PORTFOLIO DATA

As of December 31, 2025

Tenant Financials

	# of Properties	% of ABR
Property level financial information	3,097	83%
Tenant corporate financials	2,873	79%

Rent Increases	% of ABR
	Annual	Five Year	Other	Total
CPI	37%	43%	1%	81%
Fixed	3%	12%	1%	16%
No increases	—	—	3%	3%
	40%	55%	5%	100%

Lease Structure - as a percentage of ABR

•
93.2% is from triple net leases
•
95.6% is from triple net leases or double net leases (with roof warranty)
•
31.8% is from master leases
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98.2% is from leases containing future lease renewal options
•
0.5% is from leases containing purchase options

INITIAL EARNINGS GUIDANCE

Guidance is based on current plans and assumptions and subject to risks and uncertainties more fully described in the Company’s earnings press release for the quarter and year ended December 31, 2025 and the Company's reports filed with the Commission.

(dollars in millions, except per diluted share data)	Initial 2026 Guidance
Net earnings per share excluding any gains on disposition of real estate, impairment losses and retirement and severance costs	$2.02 - $2.08
Real estate depreciation and amortization per share	$1.45
Core FFO per share	$3.47 - $3.53
AFFO per share	$3.52 - $3.58
General and administrative expenses	$53 - $55
Real estate expenses, net of tenant reimbursements	$14 - $15
Acquisition volume	$550 - $650
Disposition volume	$110 - $150